SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002

       ZOND PANAERO WINDSYSTEM PARTNERS I A CALIFORNIA LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

                                     0-13510
                            (Commission File Number)

                                    77-003535
                      (I.R.S. Employer Identification No.)

                    13000 JAMESON ROAD, TEHACHAPI, CALIFORNIA
                    (Address of principal executive offices)

                                      93561
                                   (Zip Code)

                                  (661)822-6835
              (Registrant's telephone number, including area code)

                                       N/A
    (Former name, former address and former fiscal year, if changed since last report)

ITEM  4.  CHANGE  IN  ACCOUNTANTS.


     (a) Effective February 5, 2002, Arthur Andersen LLP ("Andersen")resigned as auditors of Zond-PanAero Windsystem Partners I ("the "Partnership").

     (b) The reports of Andersen on the Partnership's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope, uncertainty or accounting principles. Andersen has advised that it has not withdrawn any of its opinions expressed in their auditor's report for any periods for which they conducted audits of the Partnership.

     (c)  The  General  Partner  did  not  approve  the resignation by Andersen.

     (d) During the preceding two years and in the subsequent interim periods through February 5, 2002, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the matter in their report. The Partnership has requested Andersen to furnish the Partnership a letter addressed to the Commission stating whether it agrees with the above statements.

     (e) During the preceding two years and in the subsequent interim periods through February 5, 2002, there were no "reportable events" within the meaning of Item 304(a)(l)(v) of Regulation S-K.

ITEM  7.  EXHIBITS

     16.1     Arthur  Andersen  LLP  letter  dated  February  5,  2002.
     16.2     Arthur  Andersen  LLP  letter  dated  February  13,  2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOND  PANAERO  WINDSYSTEM  PARTNERS  I  A  CALIFORNIA  LIMITED  PARTNERSHIP
By:  Zond  Windsystems  Management  Corporation,  General  Partner


Date:  February  13,  2002          By:  /s/  D.  MICHAEL  WESTBELD
                         D.  Michael  Westbeld,  Vice  President

EXHIBIT  16.1


Arthur  Andersen  LLP
Suite  1300
711  Louisiana  Street
Houston,  TX  77002-2786
Tel  713  237  2323
Fax  713  237  2786


February  5,  2002

D.  Michael  Westbeld
Vice  President-Controller
Zond-PanAero  Windsystem  Partners  I
13000  Jameson  Road
Tehachapi,  CA  93561

Dear  Mr.  Westbeld:

This is to confirm that the client-auditor relationship between Zond-PanAero Windsystem Partners I (Commission File Number 000-13510) and Arthur Andersen LLP has ceased.

Very  truly  yours,

Arthur  Andersen  LLP

Copy  to:  SEC  Office  of  Chief  Accountant

EXHIBIT  16.2


Arthur  Andersen  LLP
Suite  310
10000  Stockdale  Highway
Bakersfield,  CA  93311
Tel  661  664  6602
Fax  661  664  6609


February  13,  2002

Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Dear  Sir/Madam:

We have read Item 4 included in the Form 8-K dated February 5, 2002 of Zond-PanAero Windsystem Partners I to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very  truly  yours,

Arthur  Andersen  LLP

Copy  to:     D.  Michael  Westbeld
          Vice  President
          Zond-PanAero  Windsystem  Partners  I